Exhibit 10.1

Execution Version

AMENDMENT NO. 1 TO BRIDGE CREDIT AGREEMENT

AMENDMENT dated as of April 29, 2015 (this “Amendment”) to the Bridge Credit Agreement dated as of April 24, 2015 (the “Credit Agreement”), among MYLAN N.V. (the “Borrower”), the guarantors party thereto, the Lenders party thereto from time to time (the “Lenders”) and GOLDMAN SACHS BANK USA, as Administrative Agent (the “Agent”).

W I T N E S S E T H :

WHEREAS, the parties hereto desire to amend the Credit Agreement as set forth herein.

NOW, THEREFORE, the parties hereto agree as follows:

SECTION 1. Defined Terms; References. Unless otherwise specifically defined herein, each term used herein that is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Credit Agreement shall, after this Amendment becomes effective, refer to the Credit Agreement as amended hereby. This Amendment shall constitute a “Loan Document” for all purposes under the Credit Agreement.

SECTION 2. Amendments to Credit Agreement.

(a) Section 1.01 of the Credit Agreement is hereby amended by:

(i) replacing the reference to “other than Indebtedness described in clause (h), (i) or (j) of the definition of “Indebtedness”” in the definition of “Consolidated Total Indebtedness” therein with a reference to “other than Indebtedness in respect of Tranche C Loans or Indebtedness described in clause (h), (i) or (j) of the definition of “Indebtedness””; and

(ii) replacing the reference to $8,760,000,000 in the definition of “Tranche A Commitment” therein with a reference to $11,000,000,000.

(b) Section 5.10(b) of the Credit Agreement is hereby amended by:

(i) replacing the reference to “Section 4.01(i) of this Agreement” in clause (i) thereof with a reference to “Section 4.01(i) of this Agreement, as such Announcement may be amended or supplemented, as applicable, by the amendment or supplement, as applicable, delivered pursuant to Section 5(a)(iv) of that certain Amendment No. 1 to this Agreement, dated as of April 29, 2015,”; and

(ii) replacing the reference to “the terms of the Announcement” in clause (ii) thereof with a reference to “the terms of the Announcement, as such Announcement may be amended or supplemented, as applicable, by the amendment or supplement, as applicable, delivered pursuant to Section 5(a)(iv) of that certain Amendment No. 1 to this Agreement, dated as of April 29, 2015”.

(c) Section 5.10(e) of the Credit Agreement is hereby amended by deleting the reference to “in each case above the level agreed with the Arranger”.

(d) Section 5.11(b) of the Credit Agreement is hereby amended by:

(i) replacing the reference to “Section 4.01(i) of this Agreement” in clause (i) thereof with a reference to “Section 4.01(i) of this Agreement, as such Announcement may be amended or supplemented, as applicable, by that amendment or supplement, as applicable, delivered pursuant to Section 5(a)(iv) of that certain Amendment No. 1 to this Agreement, dated as of April 29, 2015,”; and

(ii) replacing the reference to “the terms of the Arrangement Announcement” in clause (ii) thereof with a reference to “the terms of the Announcement, as such Announcement may be amended or supplemented, as applicable, by the amendment or supplement, as applicable, delivered pursuant to Section 5(a)(iv) of that certain Amendment No. 1 to this Agreement, dated as of April 29, 2015”.

(e) Section 5.11(d) of the Credit Agreement is hereby amended by deleting the reference to “in each case above the level agreed with the Arranger”.

(f) Schedule 2.01A to the Credit Agreement is hereby amended and restated in its entirety to read as follows:

Tranche A Commitment Schedule

Tranche A Loan Commitments

Lender	Loan Commitment
Goldman Sachs Bank USA	$2,175,000,000
Goldman Sachs Lending Partners LLC	$8,825,000,000
Total	$11,000,000,000

(g) Schedule 1 to Exhibit D to the Credit Agreement is hereby amended by replacing the reference to “other than Indebtedness described in clause (h), (i) or (j) of the definition of “Indebtedness”” in clause I.A.1 thereof with a reference to “other than Indebtedness in respect of Tranche C Loans or Indebtedness described in clause (h), (i) or (j) of the definition of “Indebtedness””.

SECTION 3 Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

SECTION 4. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

SECTION 5. Effectiveness. (a) This Amendment shall become effective as of the date hereof on the date when the following conditions are met (the “Amendment Effective Date”):

(i) the Agent shall have received from each of the Borrower and the Required Lenders a counterpart hereof signed by such party or facsimile or other written confirmation (in form satisfactory to the Agent) that such party has signed a counterpart hereof;

(ii) the Agent shall have received the executed legal opinions of (i) Cravath, Swaine & Moore LLP, special New York counsel to the Borrower, in form reasonably satisfactory to the Agent, (ii) Bradley L. Wideman, Esq., Associate General Counsel Securities to the Borrower, in a form reasonably satisfactory to the Agent and (iii) NautaDutilh New York P.C., Dutch counsel to the Borrower, in form reasonably satisfactory to the Agent; the Borrower hereby requests such counsel to deliver such opinions;

(iii) the Agent shall have received a certificate signed by a Responsible Officer of the Borrower certifying (A) that the representations and warranties of the Borrower set forth in the Credit Agreement and the other Loan Documents are be true and correct in all material respects (except that any representation and warranty that is qualified by materiality shall be true and correct in all respects) on the date hereof, (B) that no Default or Event of Default shall have occurred or would occur and be continuing on the date hereof and (C) that there has been no event or circumstance since the date of the audited financial statements that has had or could be reasonably expected to have, either individually or in the aggregate, a Material Adverse Effect;

(iv) the Agent shall have received a draft of an amendment or supplement to that Announcement delivered pursuant to Section 4.01(i) of the Credit Agreement, in form and substance satisfactory to Goldman Sachs; and

(v) Goldman Sachs Bank USA, in its capacity as Arranger, shall have received all fees and expenses payable as of the date hereof under the Credit Agreement or that certain Amended and Restated Fee and Syndication Letter, dated the date hereof, among the Borrower and the Arranger.

(c) Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Agent, any Guarantor or any other party under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect.

(d) Nothing herein shall be deemed to entitle the Borrower or any Guarantor to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

MYLAN N.V., as Borrower

By:	/s/ John D. Sheehan
	Name:	John D. Sheehan
	Title:	Executive Vice President and Chief Financial Officer

MYLAN INC., as Guarantor

By:	/s/ John D. Sheehan
	Name:	John D. Sheehan
	Title:	Executive Vice President and Chief Financial Officer

GOLDMAN SACHS BANK USA, as Agent and Lender

By:	/s/ Robert Ehudin
Name: Robert Ehudin
Title: Authorized Signatory

GOLDMAN SACHS LENDING PARTNERS LLC, as Lender

By:	/s/ Robert Ehudin
Name: Robert Ehudin
Title: Authorized Signatory